UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 10, 2012
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-35030 (Commission File No.)	27-3338708 (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On October 10, 2012, American Assets Trust, Inc. (the “Company”), through a direct or indirect subsidiary of its operating partnership, American Assets Trust, L.P., entered into a ten-year non-recourse mortgage loan with PNC Bank, National Association with an original principal amount of $111,000,000 (the “Loan”). The Loan is secured by a first-priority deed of trust on City Center Bellevue, an approximately 497,000 square foot, 27-story LEED-EB Gold certified office building located at 500 108th Avenue NE, Bellevue, Washington (the “Property”) and an assignment of all leases, rents and security deposits relating to the Property. Proceeds of the Loan will be used to reduce the amounts outstanding on the Company’s credit facility.
The Loan has a maturity date of November 1, 2022, bears interest at a fixed rate per annum of 3.98 % and is interest only. American Assets Trust, L.P. has provided the non-recourse carve-out guaranty and environmental indemnity. Commencing on November 1, 2015, the Loan may be voluntarily prepaid in whole or in part, subject to satisfaction of customary yield maintenance requirements in effect for a prepayment prior to May 1, 2022, at which time the Loan may be voluntarily prepaid without penalty or premium. The loan documents contain customary events of default, including defaults in the payment of principal or interest, defaults in compliance with the covenants contained in the documents evidencing the Loan and bankruptcy or other insolvency events.
The foregoing description of the Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the (i) Deed of Trust and Security Agreement and (ii) Promissory Note, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 regarding the Loan is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.
On October 10, 2012, the Company issued a press release regarding the closing of the Loan. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
10.1	Deed of Trust and Security Agreement by and between AAT CC Bellevue, LLC, as Borrower, and PNC Bank, National Association, as Lender, dated October 10, 2012.
10.2	Promissory Note by AAT CC Bellevue, LLC, as maker, to PNC Bank, National Association, dated as of October 10, 2012.
99.1	Press release issued by American Assets Trust, Inc. dated October 10, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc. By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel & Secretary
October 10, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Deed of Trust and Security Agreement by and between AAT CC Bellevue, LLC, as Borrower, and PNC Bank, National Association, as Lender, dated October 10, 2012.
10.2	Promissory Note by AAT CC Bellevue, LLC, as maker, to PNC Bank, National Association, dated as of October 10, 2012.
99.1	Press release issued by American Assets Trust, Inc. dated October 10, 2012.